31 Exhibit 99.2 Text 31 39 230 Background 231 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 Second Quarter 2026 Results INNIO Red 32 8 255 INNIO Yellow 241 92 0 July 28, 2026 INNIO Cyan 181 213

Today’s Agenda Company Highlights Summary 01 04 Q2 Business Update 02 Financial Results 03 2

Disclaimer

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, business strategy and plans, our objectives for future operations and, our engines' long-term performance, industry expectations for gas prices, the expected growth and future performance of our Services segment, our capacity expansion and future production capacity, and our expectations for our future revenue, Adjusted EBITDA and Adjusted EBITDA Margin, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aim,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that are intended to identify forward-looking statements.

These forward-looking statements involve known and unknown risks, uncertainties, changes in circumstances that are difficult to predict and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statement including, but not limited to: changes in macroeconomic and market conditions and market volatility, including risk of recession, inflation, supply chain constraints or disruptions, interest rates, the value of securities and other financial assets, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our business operations, financial results and financial position; global economic trends, competition and geopolitical risks, including impacts from the ongoing geopolitical conflicts (such as the Iran conflict, Russia-Ukraine conflict, ongoing tensions between the United States and China and China and Taiwan), demand or supply shocks from events such as a major terrorist attack, natural disasters or actual or threatened public health pandemics or other emergencies, or an escalation of sanctions, tariffs or other trade tensions, and related impacts on our supply chains and strategies; our ability to successfully execute our business and growth strategy; our future financial performance, including our expectations regarding the performance of our Services segment, our revenue, operating expenses and ability to remain profitable; economic and industry trends, projected growth, or trend analysis, particularly as it relates to AI; our ability to develop and introduce new technologies to meet market demand and evolving customer needs, which depends on many factors, including the ability to obtain any required permits, licenses, and registrations; our ability to attract and retain highly qualified personnel; our expectations concerning relationships with our channel partners and distribution network; our ability to manage and predict our backlog; actual or perceived quality issues or safety failures related to our complex and specialized products, solutions and services; significant disruptions in our supply chain, including the high cost or unavailability of raw materials, components, and products essential to our business, and significant disruptions to our manufacturing and production facilities and distribution networks; our ability to obtain, maintain, protect, and effectively enforce our intellectual property rights; our capital allocation plans, including the timing and amount of dividends; shifts in market and other dynamics related to electrification, decarbonization or sustainability; the amount and timing of our cash flows and earnings, which may be impacted by macroeconomic, customer, supplier, competitive, contractual and other dynamics and conditions; actions by our joint venture arrangements and similar collaborations with third parties for certain projects that result in additional costs and obligations; any reductions or modifications to, or the elimination of, governmental incentives or policies that support renewable energy and energy transition innovation and technology; our ability to stay in compliance with laws and regulations that currently apply or may become applicable to our business both in the United States and internationally and changes in law, regulation or policy that may affect our businesses; our ability to maintain the security and availability of our platform and protect against data breaches and other security incidents; our ability and challenges to our operations as a public company, including the increased expenses associated with being a public company, or achieve some or all of the benefits we expect to achieve; the risk of significant volatility in our share price; our ability to retain tax residency in Germany; our ability to remediate the material weaknesses we identified in our internal control over financial reporting or prevent material weaknesses in the future; and other statements regarding our future operations, financial condition, and prospects and business strategies. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We caution you therefore against relying on these forward-looking statements, and we qualify all of our forward-looking statements by these cautionary statements. For additional information on other potential risks and uncertainties that could cause actual results to differ from expected results, please refer to our filings with the Securities and Exchange Commission.

The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law.

Financial Information and Non-GAAP Measures

We report under accounting principles generally accepted in the United States (“U.S. GAAP”). We maintain our financial books and records and publish our consolidated financial statements in U.S. dollars, which is our reporting currency.

This presentation also contains certain supplemental financial measures that are not calculated under U.S. GAAP, including but not limited to Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Diluted Adjusted EPS, Adjusted EBITDA - Capex, Free Cashflow, Free Cashflow Conversion and Cash Conversion. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Furthermore, the non-GAAP financial measures presented herein may not be presented in our future SEC filings. See the Appendix to this presentation for the definition and reconciliation of each such non-GAAP financial measure to its most directly comparable GAAP measure.

INNIO

© 2026 INNIO. All rights reserved

3

Substantial progress made since IPO while building momentum

Record Q2'26 results

- Equipment Order Intake[1]: **$2.3bn, +316%** year-over-year
- Equipment Order Backlog[1]: **$6.6bn, +279%** year-over-year
- Equipment Revenue: **$569m, +61%** year-over-year
- Total Revenue: **$938m, +42%** year-over-year
- Adj. EBITDA[1]: **$172m, +20%** year-over-year

Powering the global energy demand

- INNIO offers a differentiated engine platform for many applications
- Securing key orders to fulfill data center demand
- Self-funded capacity expansion on track


Nasdaq MarketSite
INNIO
Nasdaq
INIO
NasdaqListed

Note: [1] Equipment Order Intake and Equipment Order Backlog are KPIs. Adjusted EBITDA is a non-GAAP measure. Please see appendix for further details on reconciliations and definitions of our non-GAAP measures and KPIs.

© 2026 INNIO. All rights reserved

4

31 Text 31 39 230 Background 231 Company Highlights 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 01 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 5 INNIO Cyan 181 213

INNIO in numbers: 2025

JENBACHER | INNIO | Waukesha

~$2.6bn	~$549m	~70%	~100	~5,000
Revenue	Adj. EBITDA[1] *(~21% margin)*	Cash Conversion[1]	Countries Served	FTEs

Equipment

52% of Revenue
35% of Adj. Segment EBITDA

Data Center	Power Solutions	Compression
~59% of Equip. Order Intake[1]	~35% of Equip. Order Intake[1]	~6% of Equip. Order Intake[1]

Services

48% of Revenue
65% of Adj. Segment EBITDA


Services

Note: All figures as of 31st December 2025, unless otherwise noted. [1] Adjusted EBITDA, Adjusted EBITDA Margin, and Cash Conversion are non-GAAP measures. Equipment Order Intake is a KPI. Please see appendix for further details on reconciliations and definitions of our non-GAAP measures and KPIs.

INNIO
© 2026 INNIO. All rights reserved
6

Multi-year revenue visibility from record backlog feeds INNIO's high-margin Services flywheel

Equipment		
Equipment Order Intake[1]	$3.9bn *FY25A*	$6.6bn *LTM Q2'26*
Equipment Revenue	$1.4bn *FY25A*	$1.7bn *LTM Q2'26*
Book-to-Bill Ratio	2.8x *FY25A*	3.9x *LTM Q2'26*

Flywheel

Equipment revenue fuels Services growth


A growing Installed Base is fueling the Services business
Equipment revenues
Long-term service
Minor overhaul
Major overhaul
INNIO
Fueled by myPlant and digital solutions

~44 GW Installed Base[1,2]

Services		
Revenue	$1.3bn *FY25A*	$1.4bn *LTM Q2'26*
Adj. Segment EBITDA Margin	~29% *FY25A*	~30% *LTM Q2'26*
Adj. Segment EBITDA earned based on Equipment sales[3,4]	~2.5x	

Q2'26 Equipment Order Backlog[1] of $6.6bn provides substantial visibility for the coming years of the high-margin Services business

INNIO

Note: [1] Equipment Order Intake, Equipment Order Backlog and Installed Base are KPIs. Please see appendix for further details on reconciliations and definitions of our non-GAAP measures and KPIs. [2] As of 31-Dec-2025. [3] The range reflects the average ratio of Services Adjusted Segment EBITDA relative to Equipment Adjusted Segment EBITDA between January 1, 2023 through March 31, 2026. [4] The engine sales included within Equipment EBITDA are tied to the same sales included within Services EBITDA.

© 2026 INNIO. All rights reserved

7

Gas engines are a cost-saving behind-the-meter (BTM) technology. Once installed, operational cost is below grid cost

Levelized cost of electricity (LCOE) comparison[1]



BTM solutions ($ per MWh)
Grid costs ($ per MWh)
BloombergNEF
103
106
140
72
63
110
76
131
85
Operational cost of BTM gas engine setup per BloombergNEF
Gas Engine
Simple Cycle Turbine
Fuel Cell
Texas
Ohio
Pennsylvania

	Gas Engine	Simple Cycle Turbine	Fuel Cell
Transient perf. W/o subsystems	✓	✓	✗
Modular deployment	✓	✓	✓

Key advantages against grid

- INNIO engines have favorable levelized cost of electricity
- Grid prices expected to structurally increase as data centers are asked to absorb build-out costs
- Regulation is driving BTM commitments by DCs (Ratepayer Protection Pledge)
- Sunk BTM capex locks in significant economic advantage compared to grid alternative
- Inferior power quality of grid requires additional capex & BTM infrastructure to meet power requirements

Even IF grid power may become available, we believe INNIO remains the lower cost option driven by avoided grid charges, efficiency, modularity, and lower overbuild

INNIO

Source: [1] BloombergNEF; Data Center On-site Gas Power Costs (Jun 2026); company information. CCGT, a still nascent technology for behind-the-meter (BTM) setups, at $110/MWh, has been excluded.

© 2026 INNIO. All rights reserved

8

31 Text 31 39 Q2 2026 230 Background 231 234 Business Update 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 02 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 9 INNIO Cyan 181 213

Nasdaq Welcomes
INNIO
INNIO powers the AI revolution
INNIO
INIO NasdaqListed

Second Quarter 2026 Highlights

$2.3bn	$569m	$938m	$172m
Equipment Order Intake[1]	Equipment Revenue	Total Revenue	Adj. EBITDA[1]
+316% yoy	+61% yoy	+42% yoy	+20% yoy

INNIO

Note: [1] Equipment Order Intake is a KPI. Adjusted EBITDA is a non-GAAP measure. Please see appendix for further details on reconciliations and definitions of our non-GAAP measures and KPIs.

© 2026 INNIO. All rights reserved

10

Q2'26 order commentary

Q2'26 order dynamics

- Equipment Order Intake[1] of $2.3bn in Q2'26, up 316% y/y — strongest quarter to date, driven by continued data center demand
- Follow-on orders from a hyperscaler and colocation providers (direct and indirect) for phased build-outs — repeat purchasing validates product performance and delivery track record
- Exceptional order activity also in Power Solutions and Compression business lines
- Customer base continues to broaden — near-term outlook shows new accounts entering the top-customer profile

Resulting customer profile

Top customers by Equipment Order Intake[1]

Each bucket represents a unique customer representing >2.5% of total Equipment Order Intake[1] for the period other
other
other
2024
2025
Near-term outlook
Existing customers
New customers vs. prior bar²

INNIO

Note: [1] Equipment Order Intake is a KPI. Please see appendix for the definitions of our KPIs. [2] New customers shown are defined as new equipment orders placed in respective period by a single customer which represent >2.5% of total Equipment Order Intake for the same period.

© 2026 INNIO. All rights reserved

11

31 Text 31 39 230 Background 231 Q2’26 landmark order 234 36 Accents 1 219 130 0 2 49 166 77 • Secured 1.1 GW prime power order from new customer 3 130 255 110 • Customer is a developer and operator of mega - scale 4 38 154 data centers 201 5 153 230 • INNIO’s J624 gas engine expected to deliver resilient, 132 6 132 scalable, and efficient behind - the - meter power 158 generation 140 Hyperlink 87 255 81• Phased, multi - year delivery schedule Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 12 INNIO Cyan 181 213

31 Text 31 39 230 Background 231 Financial Results 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 03 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 13 INNIO Cyan 181 213

Q2 2026 key messages

1. Accelerating demand across all business lines: Q2 Equipment Order Intake[1] up >300% YoY
2. Disciplined backlog execution driving growth across Equipment and Services
3. Capacity expansion projects across the U.S. and EU are already driving output growth
4. FY26E Adj. EBITDA[1] guidance[2] of $720M–$740M, +33% at midpoint vs. FY25A

Order momentum, execution, and investment help to support FY26E guidance

Note: [1] Equipment Order Intake is a KPI. Adjusted EBITDA is a non-GAAP measure. Please see appendix for further details on reconciliations and definitions of our non-GAAP measures and KPIs.
[2] A reconciliation of Adjusted EBITDA guidance to Net Income is not available on a forward-looking basis without unreasonable effort.

© 2026 INNIO. All rights reserved

14

Financial snapshot ($m) Q2’25 Q2’26 yoy % ’25 YTD ’26 YTD yoy % Q2’26 dynamics Equipment Strong momentum across all business lines, 550 2,290 +316% 1,203 3,908 +225% 1 with Equipment book - to - bill at 4.4x in H1’26 Order Intake Equipment 1,735 6,576 +279% Substantial increase in visibility 1 Order Backlog Successfully executing against ramp up with growth 660 938 +42% 1,154 1,606 +39% Total Revenue across segments 1 144 172 +20% 258 295 +14% Adj. EBITDA 1 1 Adj. EBITDA growth and margin constrained by higher share of Equipment segment and investments Adj. EBITDA in growth 22% 18% (3.5)%pt 22% 18% (4.1)% pt 1 Margin 1 Free cashflow fueled by strong operating cash 1 45 205 +352% 42 342 +707% Free Cashflow development, supporting self - funded growth and capacity expansion 1 Increasing Equipment Order Backlog and solid execution sets the foundation for future accelerated growth 1 Note: Equipment Order Intake and Equipment Order Backlog are KPIs. Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP measures. Free Cashflow is a non - GAAP measure defined © 2026 INNIO. All rights reserved 15 as Operating Cashflow – Capex. Please see appendix for further details on reconciliations and definitions of our non - GAAP measures and KPIs.

Backlog and slot reservations provide multi-year visibility and fuel long duration Services business

>15 GW

Q2'26 Combined Equipment Order Backlog[1] and Slot Reservations[2] across Data Center, Power Solutions and Compression business lines

- More than 4x of Q2'26 LTM Power Delivered[1]
- ~64% of >15 GW related to BTM data center solutions
- Within Data Center, ~94% related to prime power
- Expected service intensity substantially above average of current Installed Base[1]

Combined Equipment Order Backlog[1] and Slot Reservations of >15 GW give multi-year visibility and feed a growing, high-intensity Services base

INNIO

Note: [1] Equipment Order Backlog, Power Delivered and Installed Base are KPIs. Please see appendix for the definitions of our KPIs. [2] Slot Reservation is defined as a contractual agreement between a customer and INNIO reserving a dedicated production slot for Equipment. Slot Reservation measured as of June 30, 2026

© 2026 INNIO. All rights reserved

16

Ongoing capacity increase to meet growing demand

Capacity expansion

Targeted growth of production capacity in the coming years



~10 GW
~3.5 GW
2025
Production Capacity[1]
Expected
Production Capacity[1]

Achievements to date

1 Jenbach, Austria & Hall, Austria

- Construction of new, state-of-the-art assembly line in Jenbach
- De-bottlenecking of Jenbach campus
- Substantial investment in additional machining

2 Trenton, NJ & Waller, TX

- New sites for dedicated containerization and packaging efforts

3 Waukesha, WI & Welland, ON

- Ongoing production expansion in Wisconsin and Ontario
- Increasing machining and assembly capabilities

Self-funded capacity expansion is underway to meet growing demand for data center products

Note: [1] Please see appendix for the definition of Production Capacity.

INNIO
© 2026 INNIO. All rights reserved
17

Equipment Order Intake and Backlog showcase positive momentum 1 1 Equipment Order Intake ($m) Equipment Order Backlog ($bn) +279% +83% +225% $6.6 $3,908 $4.9 +316% $3.6 $2,290 $3.3 $1,203 $1.7 $550 Q2’25 Q2’26 ’25 YTD ’26 YTD Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 Data Center Power Solutions Compression 1 Broad - based momentum across Data Center , Power Increasing Equipment Order Backlog provides visibility on 1 Solutions and Compression driving Equipment Order Intake topline growth 1 No te : Equipment Order Intake and Equipment Order Backlog are KPIs. Please see appendix for the definitions of our KPIs. © 2026 INNIO. All rights reserved 18

Continued topline growth and targeted capacity expansions driving long - term scale Total Revenue ($m) Adj. Segment EBITDA ($m) Adjusted Segment EBITDA Margin +39% 23% 20% 23% 20% $1,606 +19% $321 $1,154 +42% $ 270 +24% $938 $188 $660 $152 Q2’25 Q2’26 ’25 YTD ’26 YTD Q2’25 Q2’26 ’25 YTD ’26 YTD Equipment Services Equipment Services Strong order dynamics already translating Adj. Segment EBITDA growth temporarily constrained by into topline growth shift in business mix and investments in growth Note: P lease see appendix for further details on reconciliations and definitions of our non - GAAP measures. © 2026 INNIO. All rights reserved 19

Equipment segment Data Center We are turning market demand +58% Power Solutions into results $892 Compression • Disciplined execution on Equipment +61% 1 Order Backlog expected to translate $569 $564 into revenue growth, including large - scale data center projects Revenue ($m) $354 • Margin trajectory reflects self - funded growth investments enabling substantial growth in Equipment 1 Order Intake Q2’25 Q2’26 ’25 YTD ’26 YTD • Adjusted Segment EBITDA Margin 1 expected to expand as operating Order Intake ($m) 550 2,290 1,203 3,908 leverage expected to increase in H2 Adj. Segment 66 79 94 102 vs H1 EBITDA ($m) Margin (%) 19% 14% 17% 11% Self - funded capacity expansion is underway to meet growing demand for data center products 1 Note: Equipment Order Intake and Equipment Order Backlog are KPIs. Please see appendix for further details on reconciliations and definitions of our non - GAAP measures © 2026 INNIO. All rights reserved 20 and KPIs.

Services segment

Revenue ($m)


+21%
$305
$368
+21%
$589
$715
Q2'25
Q2'26
'25 YTD
'26 YTD

	Q2'25	Q2'26	'25 YTD	'26 YTD
Adj. Segment EBITDA ($m)	86	110	176	220
Margin (%)	*28%*	*30%*	*30%*	*31%*

Our flywheel-based business model has delivered

- Consistent conversion of strong Equipment sales into long-term high-margin Services business
- Temporary growth-related investment in parts capacity and service force mitigated by margin accretive parts vs labor mix
- Growing installed base gives long-term profit growth visibility

Strong and resilient service growth with additional visibility through today's equipment order backlog and future order intake

INNIO

Note: Please see appendix for further details on reconciliations and definitions of our non-GAAP measures.

© 2026 INNIO. All rights reserved

21

Fiscal 2026 full - year outlook 1 Revenue ($m) Adj. EBITDA ($m) 1 2 Margin 21% ~19% 2 +46% 2 $3,800 - 3,900 +33% 3 $720 - 740 Services 2 ~35% $ 2,637 $549 Services ~48% Equipment 2 ~65% Equipment ~52% FY25 A FY26 E FY25 A FY26 E Accelerating revenue growth expected in combination with margin recovery as we grow into our cost base 1 Note: Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP measures. Please see appendix for the reconciliations and definitions of our non - GAAP measures. © 2026 INNIO. All rights reserved 22 2 3 Please see appendix for the definitions of our KPIs. At midpoint. A reconciliation of Adjusted EBITDA guidance to Net Income is not available on a forward - looking basis without unreasonable effort.

31 Text 31 39 230 Background 231 Summary 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 04 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 23 INNIO Cyan 181 213

INNIO is well positioned for sustained growth Strong order pipeline Text Profitable long - term service growth Well - balanced capacity increase © 2026 INNIO. All rights reserved 24

31 Text 31 39 230 Background 231 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 Q&A 230 132 6 132 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 25 INNIO Cyan 181 213

31 Text 31 39 230 Background 231 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 158 Appendix 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 26 INNIO Cyan 181 213

Financial trending metrics INNIO Q2'25 Q3'25 Q4'25 FY 2025 Q1'26 Q2'26 LTM Q2’26 y/y % ($m, other than percentages) Total Revenue 660 743 741 2,637 669 938 3,090 42% 1 Adj. EBITDA 144 144 147 549 122 172 586 20% 1 Adj. EBITDA Margin 22% 19% 20% 21% 18% 18% 19% (3.5)pp Revenue by Geography ($m) Total Revenue 660 743 741 2,637 669 938 3,090 42% Total Europe 263 385 317 1,155 263 316 1,281 20% o/w Germany 75 72 85 302 72 82 311 10% Total North America 221 182 216 788 266 440 1,104 99% o/w United States 201 157 196 697 240 404 997 101% Rest of World 175 175 207 694 140 182 704 4% 1 Note: Adjusted EBITDA and Adjusted EBITDA Margin are non - GAAP metrics. Please see the reconciliation and definition slides in this app endix for more information. © 2026 INNIO. All rights reserved 27

Financial trending metrics by segment Equipment Segment Q2'25 Q3'25 Q4'25 FY 2025 Q1'26 Q2'26 LTM Q2’26 y/y % ($m, other than percentages and GW) 1 Equipment Order Intake 550 1,975 706 3,884 1,617 2,290 6,589 316% o/w Data Center 294 1,386 294 2,282 1,005 1,464 4,149 398% o/w Power Solutions 209 529 328 1,359 457 546 1,859 161% o/w Compression 47 61 84 243 155 281 581 492% 1 Equipment Order Backlog 1,735 3,293 3,599 3,599 4,865 6,576 6,576 279% Revenue 354 417 384 1,365 322 569 1,693 61% o/w Data Center 118 38 53 262 107 232 431 97% o/w Power Solutions 182 327 270 893 168 274 1,038 51% o/w Compression 55 52 61 211 47 63 223 16% Adj. Segment EBITDA 66 66 45 205 23 79 212 19% Adj. Segment EBITDA Margin 19% 16% 12% 15% 7% 14% 13% (4.8)pp 1 Power Delivered (GW) 0.9 1.1 0.9 3.4 0.7 1.1 3.8 20% Services Segment ($m, other than percentages) Revenue 305 325 357 1,271 346 368 1,397 21% o/w Transactional 193 218 226 809 206 236 886 22% o/w Contractual 113 107 131 463 140 132 511 18% Adj. Segment EBITDA 86 90 107 373 110 110 417 28% Adj. Segment EBITDA Margin 28% 28% 30% 29% 32% 30% 30% 1.8pp 1 Note: Equipment Order Intake, Equipment Order Backlog and Power Delivered are KPIs. Please see the definition slides in this append ix for more information. © 2026 INNIO. All rights reserved 28

INNIO’s deleveraging path continues 3.6x 3.2x 2.7x Net Leverage Ratio Q4’25 Q1’26 Q2’26 Indebtedness 2,659 2,634 2,619 Cash and Cash Equivalents (690) (841) (1,040) Net Indebtedness 1,969 1,793 1,579 1 LTM Adj. EBITDA 549 557 586 Net Leverage Ratio 3.6x 3.2x 2.7x 1 Note: Adjusted EBITDA is a non - GAAP measure. Please see the reconciliation and definition slides in this appendix for more information . © 2026 INNIO. All rights reserved 29

Reconciliation of GAAP Net Income to Cash Conversion and Free Cashflow Conversion

($m, other than percentages)	Q2'25	Q2'26	Q2'26 y/y %	Q2'25 YTD	Q2'26 YTD	YTD '26 y/y %	FY 2025
Net Income (loss)	**62**	**(17)**	**(127)%**	**97**	**(26)**	**(127)%**	**142**
Management adjustments	4	85		6	103		39
Other non-cash items	2	2		4	6		10
Depreciation and amortization	37	40		72	78		154
Other income (expense) – net	(1)	(4)		(2)	(7)		(1)
Interest expense and related financing costs – net	22	53		50	124		164
Income tax expense	18	13		30	17		42
Adj. EBITDA[1]	**144**	**172**	**20%**	**258**	**295**	**14%**	**549**
Capex	(21)	(50)		(48)	(102)		(171)
Adj. EBITDA - Capex[2]	**123**	**122**	**0%**	**210**	**193**	**(8)%**	**378**
Cash Conversion[3]	**85%**	**71%**		**81%**	**66%**		69%

	Q2'25	Q2'26	Q2'26 y/y %	Q2'25 YTD	Q2'26 YTD	YTD '26 y/y %	FY 2025
Net Income (loss)	**62**	**(17)**	**(127)%**	**97**	**(26)**	**(127)%**	**142**
Depreciation & Amortization	37	40		72	78		154
Change in NWC[4]	(45)	139		(87)	253		219
Other Non-Cash Expense (income)	13	93		8	139		33
Net Cash Provided by Operating Activities	**67**	**255**	**282%**	**91**	**444**	**390%**	**548**
Capex	(21)	(50)		(48)	(102)		(171)
Free Cashflow[5]	**45**	**205**	**352%**	**42**	**342**	**707%**	**377**
Free Cashflow Conversion[6]	***73%***	***n/m***		***44%***	***n/m***		***266%***

Note: In $Millions unless otherwise stated. [1] Adjusted EBITDA is a non-GAAP measure. Please see the reconciliation and definition slides in this appendix for more information. [2] Adj. EBITDA - Capex is a non-GAAP measure and defined as Adj. EBITDA – Capex. [3] Cash Conversion is a non-GAAP measure. And is defined as (Adj. EBITDA – Capex) / Adj. EBITDA; [4] Consists of Accounts Receivable, Prepaid Expenses, Inventories, Accounts Payable, Contract Liabilities, Accrued Liabilities and Other Assets and Liabilities; [5] Free Cashflow is a non-GAAP measure and is defined as Operating Cashflow – Capex; [6] Free Cashflow Conversion is a non-GAAP measure and is defined as (Operating Cashflow – Capex) / Net Income.

INNIO

© 2026 INNIO. All rights reserved

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Reconciliation of GAAP EPS to Adjusted EPS Three Months Ended June 30 ($m, other than share amounts and per share amounts) Q2’25 Q2’26 Adj. Segment EBITDA 152 188 Unallocated corporate costs (HQ & other not included in Adjusted Segment EBITDA) (8) (16) Total Group Adjusted EBITDA 144 172 Management adjustments (4) (85) Other non - cash items (2) (2) Depreciation and amortization (37) (40) Other income (expense) – net 1 4 Interest expense and related financing costs – net (22) (53) Income tax expense (18) (13) Net Income (loss) 62 (17) 0.08 Diluted EPS (0.02) Management adjustments 4 85 Tax effect of adjustments (1) (11) 1 Adjusted Net Income 65 57 1 Diluted Adjusted EPS 0.09 0.08 Weighted - average number of shares outstanding 750,000,000 750,050,711 Note: In $Millions unless otherwise stated. 1 Adjusted Net Income and Diluted Adjusted EPS are non - GAAP measures. Adjusted Net Income includes the effect of unrealized foreign currency revaluation gains/losses from external © 2026 INNIO. All rights reserved 31 and internal USD loans in EUR functional currency entities. For the three months ended June 30, 2026 and 2025, these amounted to a $(11.9) million loss and $13.8 million gain, respectively, or an unfavourable variance of $(25.7) million.

Reconciliation of Adj. Segment EBITDA to Net Income

($m)	Q2'25	Q3'25	Q4'25	FY'25	Q1'26	Q2'26	LTM
Net income (loss)	62	40	5	142	(9)	(17)	19
Income tax expense	18	15	(3)	42	5	13	30
Interest expense and related financing costs - net	22	35	79	164	71	53	237
Other income (expense) - net	(1)	3	(3)	(1)	(3)	(4)	(7)
Depreciation and amortization	37	41	40	154	38	40	160
Other non-cash items	2	2	4	10	4	2	12
Management adjustments	4	8	25	39	18	85	136
Share-based compensation	-	-	-	-	-	1	1
IPO and Public market readiness costs	0	5	7	12	10	81	103
Transformation costs[3]	3	3	5	13	4	2	13
Transaction costs[2]	0	0	11	11	4	1	16
Acquisition and Divestment related gains (losses) - net[1]	1	1	2	3	0	1	3
Adj. EBITDA	144	144	147	549	122	172	586
Unallocated corporate costs	8	12	5	29	10	16	43
Adj. Segment EBITDA	**152**	**156**	**151**	**578**	**133**	**188**	**629**

Note: In $Millions unless otherwise stated. [1] Acquisition and divestment related gains and losses incurred in connection with planned and completed acquisitions, including legal and professional fees. Contingent consideration arrangements (earn-outs) relate to specific acquisitions. [2] Transaction costs include legal and professional fees related to our legal reorganization completed in June 2026 and adapting our financing structure and costs related to the July 2023 investment by Luxinva into INNIO. [3] Transformation costs include costs in a given year incurred in relation to significant operational change initiatives and the ramp up of supply chain capacity. This includes the ramp up of our business transformation efforts to support our capacity expansion initiatives to strengthen internal manufacturing and supply chain foundations, supported by dedicated third-party expertise to accelerate the capacity uplift. Costs also include those associated with streamlining management structures, processes and operational performance.

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Glossary

Term	Category	Definition
FTEs	General	Full time equivalents. We define FTEs as each of our employees or employees of record, which are employees hired on behalf of us by a third-party organization, excluding interns, contractors, apprentices, passive employees and employees on leaves of absence.
Production Capacity	General	We define Production Capacity as the aggregate electrical power output (MW) of engines/gensets produced in the relevant period. Specifically, Production Capacity is calculated as the sum across all produced units of the nameplate electrical output (MW) of each engine/genset multiplied by the respective quantity produced.
Slot Reservation	General	Defined as a contractual agreement between a customer and INNIO reserving a dedicated production slot for Equipment.
Adjusted Segment EBITDA	General	Adjusted Segment EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, adjusted for items that management believes are not indicative of core operating performance, including (i) restructuring costs, (ii) transaction related costs associated with acquisitions and other strategic activities, (iii) transformation costs related to significant organizational change initiatives, (iv) costs incurred for IPO and public-market readiness, and (v) share-based compensation expense. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA divided by revenue.
Equipment Order Backlog	KPI	We define Equipment Order Backlog as Equipment Order Intake that has not yet been fulfilled towards the customer. Equipment Order Backlog is measured as of the end of a given period.
Equipment Order Intake	KPI	We define Equipment Order Intake as the booking of a new sales order for the Equipment segment within a given period when specific criteria are met, including a signed contract, defined scope, fixed price, delivery schedule, and fully defined terms and conditions. The order must have a low probability of cancellation, all necessary approvals and risk reviews completed, and any required down payment (if any) received. Equipment Order Intake is measured over a given period.
Installed Base	KPI	All active Jenbacher and Waukesha engines with their corresponding power output, measured in gigawatts (GW). Active is defined as operationally available for the customer without implying any operational running profile. Active excludes all inactive engines (i.e. engines on stock or not yet commissioned, engines decommissioned) and all engines owned or controlled by customers for whom the provision of services is restricted or prohibited or where we are unable to deliver the full-scope. We report Installed Base on an annual basis.
Power Delivered	KPI	We define Power Delivered as the aggregate electrical power output, measured in GW, of engines/gensets for which revenue has been recognized in the relevant period. Specifically, Power Delivered is calculated as the sum across all delivered units of the nameplate electrical output, measured in megawatts, of each engine/genset multiplied by the respective quantity recognized. For our compression business line, Power Delivered is calculated by converting horsepower output into megawatts. Power Delivered is measured over a given period.
Adjusted EBITDA	Non-GAAP	We define Adjusted EBITDA as net income as adjusted for (i) income tax expense, (ii) interest and other financial charges - net, (iii) other non-operating (income)/expense - net, (iv) depreciation and amortization, (v) other non-cash items, (vi) IPO and public market readiness costs, (vii) transformation costs, (viii) transaction costs and (ix) acquisition and divestment related gains and losses and (x) share-based compensation expense. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.
Adjusted Net Income	Non-GAAP	We define Adjusted Net Income as net income (loss) as adjusted for ((i) management adjustments comprising (a) IPO and public market readiness costs, (b) transformation costs, (c) transaction costs, (d) acquisition and divestment related gains and losses and (e) share-based compensation expense and (ii) adjusted tax effects from management adjustments.
Diluted Adjusted EPS	Non-GAAP	We define adjusted earnings per share ("Diluted Adjusted EPS") as Adjusted Net Income divided by the weighted-average number of common shares issued and outstanding and the dilutive effect computed under the treasury stock method of potential common shares issued (RSUs awarded). Diluted Adjusted EPS, derived from Adjusted Net Income is a non-GAAP financial measure used by our management to provide additional perspective and insights when analyzing the core operating performance of the Company from period to period and trends in the Company's historical operating results. Accordingly, we believe these measures provide useful information to investors in understanding and evaluating our operating results in the same manner as our management.
Cash Conversion	Non-GAAP	Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Capital expenditures are the sum of the additions to property, plant and equipment and additions to intangible assets over a given period.
Free Cashflow	Non-GAAP	Defined as Net Cash Provided by Operating Activities – Capex.
Free Cashflow Conversion	Non-GAAP	Defined as (Net Cash Provided by Operating Activities less Total Capex) / Net Income. Capital expenditures are the sum of the additions to property, plant and equipment and additions to intangible assets over a given period.

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31 Text 31 39 230 Background 231 234 36 Accents 1 219 130 0 2 49 166 77 3 130 255 110 4 38 154 201 5 153 230 132 6 132 158 140 Hyperlink 87 255 81 Followed 2 Hyperlink 255 27 INNIO Green 164 (Darker for text ) 98 211 INNIO Red 32 8 255 INNIO Yellow 241 92 0 34 INNIO Cyan 181 213